SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2003

NTL Incorporated

(Exact name of registrant as specified in its charter)

Delaware	File No. 000-22616	52-1822078
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, New York 10022
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:        (212) 906-8440

Item 5. Other Events.
SIGNATURES
Exhibit 99.1

Item 5. Other Events.

Exhibits

     99.1 Press Release dated November 4, 2003.

On November 4, 2003, NTL Incorporated issued a press release announcing the record date and pricing of its rights offering. A copy of the press release is attached as Exhibit 99.1 hereto. The attached exhibit is provided under Item 5 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTL INCORPORATED

Dated: November 4, 2003	By:	/s/ Scott Schubert

		Name:	Scott Schubert
		Title:	Chief Financial Officer